    As filed with the Securities and Exchange Commission on December 1, 2000

                                                   Registration No.

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549
                                   FORM S-8
                            REGISTRATION STATEMENT

                       Under The Securities Act of 1933

                          IKON OFFICE SOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)

          OHIO                                         23-0334400
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                         _____________________________
                                 P.O. Box 834
                       Valley Forge, Pennsylvania 19482
              (Address of Principal Executive Offices) (Zip Code)
                         _____________________________
                          IKON OFFICE SOLUTIONS, INC.
                            RETIREMENT SAVINGS PLAN
                         _____________________________
                                  Don H. Liu
             Senior Vice President, General Counsel and Secretary
                          IKON Office Solutions, Inc.
                                    Box 834
                       Valley Forge, Pennsylvania 19482
                    (Name and address of agent for service)
                                (610) 296-8000
         (Telephone number, including area code, of agent for service)
                      ___________________________________
                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------
                                            Proposed Maximum       Proposed Maximum
Title of securities        Amount to be    Offering price per     Aggregate offering        Amount of
To be registered            registered          unit*                   price            registration fee

==========================================================================================================

Common stock                10,000,000        $3.0625                   $30,625,000          $8,085.00

without
par value**
---------
----------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c)
**This Registration Statement relates to Registration Statement No. 333-66975 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement file on this form relating to the same employee benefit plan is effective.

     On November 9, 1998, the Registrant filed a Registration Statement on Form S-8, Registration Statement No.333-66975 to register 20,000,000 shares of common stock, no par value (the "Common Stock") which were issuable under the Registrant's Retirement Savings Plan (the "Plan"). The contents of Registration Statement No. 333-66975 are incorporated by reference in this Registration Statement. The Registrant is now filing this separate Registration Statement to register an additional 10,000,000 shares of Common Stock which may be issued under the Plan.


Item 8.  Exhibits
-----------------

     (4.1) Amended and Restated Rights Agreement, dated as of June 18, 1997 between IKON Office Solutions, Inc. and National City Bank, filed on June 18, 1997 as Exhibit 1 to IKON Office Solutions, Inc.'s Report on Form 8-K, is incorporated herein by reference.

     (5)    Opinion of Don H. Liu re: legality.

     (23)   Consent of Independent Auditors.

     (24)   Powers of Attorney.

     (24.1) Certification of Board Resolution re: Power of Attorney.

     (99) IKON Office Solutions, Inc. Retirement Savings Plan, together with amendments number one through nine (the "Plan"), filed as Exhibit 99 to Registration Statement Number 33-47795, is incorporated herein by reference.

     (99.1) Amendment No. 10 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

     (99.2) Amendment No. 11 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

     (99.3) Amendment No. 12 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

     (99.4) Amendment No. 13 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 1st day of December, 2000.


                                    IKON OFFICE SOLUTIONS, INC.
                                    RETIREMENT SAVINGS PLAN


                                    By:  /s/ Allister H. McCree, Jr.
                                       ---------------------------------
                                       Allister H. McCree, Jr.



                                  SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 1st day of December 2000.


                                    IKON OFFICE SOLUTIONS, INC.



Date:  December 1, 2000                 By: /s/ WILLIAM S. URKIEL
                                            ---------------------------------
                                            (William S. Urkiel)
                                    Title:  Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                         Title                                    Date
             ---------                         -----                                    ----
      /s/ JAMES J. FORESE                 Chairman and Chief Executive Officer      December 1, 2000
---------------------------------         (Principal Executive Officer)
          (James J. Forese)


      /s/ WILLIAM S. URKIEL               Senior Vice President and                 December 1, 2000
-------------------------------------     Chief Financial Officer
          (William S. Urkiel)             (Principal Financial Officer)


      /s/ CARLYLE SINGER                  Controller                                December 1, 2000
---------------------------------         (Principal Accounting Officer)
          (Carlyle Singer)

     Signature                     Title              Date


     *JUDITH M. BELL               Director        December 1, 2000
--------------------------
      (Judy Bell)


     *JAMES R. BIRLE               Director        December 1, 2000
--------------------------
      (James R. Birle)


     *PHILIP E. CUSHING            Director        December 1, 2000
--------------------------
      (Philip E. Cushing)


     *RICHARD A. JALKUT            Director        December 1, 2000
--------------------------
      (Richard A. Jalkut)


     *ROBERT M. FUREK              Director        December 1, 2000
--------------------------
      (Robert M. Furek)


     *ARTHUR E. JOHNSON            Director        December 1, 2000
--------------------------
      (Arthur E. Johnson)


     *THOMAS R. GIBSON             Director        December 1, 2000
--------------------------
      (Thomas R. Gibson)


     *KURT M. LANDGRAF             Director        December 1, 2000
--------------------------
      (Kurt M. Landgraf)


     *By his signature set forth below, Don H. Liu, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.



     /s/ DON H. LIU                                December 1, 2000
---------------------------
     (Don H. Liu)

INDEX TO EXHIBITS

     (5)    Opinion of Don H. Liu re: legality.

     (23)   Consent of Independent Auditors.

     (24)   Powers of Attorney.

     (24.1) Certification of Board Resolution re: Power of Attorney.

     (99.1) Amendment No. 10 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

     (99.2) Amendment No. 11 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

     (99.3) Amendment No. 12 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.

     (99.4) Amendment No. 13 to the IKON Office Solutions, Inc. Retirement
            Savings Plan.